Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Pinnacle Foods Inc. (the “Registrant”) on Form 10-K for the fiscal year ended December 27, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Craig Steeneck, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	February 25, 2016

/s/ CRAIG STEENECK

Craig Steeneck
Executive Vice President and Chief Financial Officer